                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 20, 1999




                         UNITED STATES EXPLORATION, INC.
             (Exact name of Registrant as specified in its charter)


   Colorado                        1-13513                     84-1120323
---------------                 ------------               -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

             1560 Broadway, Suite 1900
                  Denver, Colorado                       80202
       ---------------------------------------         ----------
       (Address of principal executive office)         (Zip Code)


        Registrant's telephone number, including area code (303) 863-3550
                                                           ---------------



       (Former name or former address, if changed since last report): N/A

This Report amends the Registrant's Current Report dated January 20, 1999 and filed February 2, 1999 by adding the pro forma information set forth in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Pro Forma financial information.  Set forth below.

                     INDEX TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                             Page
                                                                                                             ----
Pro Forma Condensed Balance Sheet as of September 30, 1998.....................................................2

Pro Forma Condensed Consolidated Statement of Operations for
the Nine Months Ended September 30, 1998.......................................................................3

Pro Forma Condensed Consolidated Statement of Operations for
the Nine Months Ended December 31, 1997........................................................................4

Notes to Pro Forma Condensed Consolidated Financial Statement .................................................5



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




                         UNITED STATES EXPLORATION, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1998


                                                         --Historical--
                                                          United States
                                                          Exploration,          Pro Forma
                                                              Inc.             Adjustments               Pro Forma
ASSETS
CASH AND CASH EQUIVALENTS                                $   327,143          $    (7,391)     (A)        $   319,752
OTHER CURRENT ASSETS                                       3,718,376             (133,406)     (A)          3,584,970
PROPERTY AND EQUIPMENT, AT
  COST, NET
         Oil and gas property and equipment               41,888,966           (1,320,783)     (A)         40,768,183
                                                                                  200,000      (A)
         Natural gas gathering system and
            other                                          1,886,267             (650,391)     (A)          1,235,876
                                                         -----------          -----------                 -----------
                                                          43,775,233           (1,771,174)                 42,004,059
OTHER ASSETS                                               1,621,295                                        1,621,295
                                                         -----------          -----------                 -----------
TOTAL ASSETS                                             $49,442,047          $(1,911,971)                $47,530,076
                                                         ===========          ===========                 ===========
LIABILITIES
CURRENT BANK DEBT                                        $29,000,000          $(1,825,000)     (A)        $27,175,000
OTHER CURRENT LIABILITIES                                  1,982,358              (86,971)     (A)          1,895,387
                                                         -----------                                      -----------
                                                         $30,982,358          $(1,911,971)                 29,070,387
                                                                              ===========
STOCKHOLDERS' EQUITY
Preferred Stock-$.01 par value
         Authorized-100,000,000 shares
         Issued and outstanding Series C
          Cumulative Convertible-573,166
          shares at September 30, 1998
          (liquidation preference of
          $3,507,776)                                      3,438,996                                        3,438,996

Common Stock-$.0001 par value
         Authorized-500,000,000 shares
         Issued and outstanding-15,320,194
          shares at September 30, 1998                         1,532                                            1,532
Capital in excess of par                                  32,097,069                                       32,097,069
Accumulated Deficit                                      (17,077,908)                                     (17,077,908)
                                                         -----------          -----------                 -----------
TOTAL STOCKHOLDERS' EQUITY                                18,459,689                   --                  18,459,689
                                                         -----------          -----------                 -----------
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                     $49,442,047          $(1,911,971)                $47,530,076
                                                         ===========          ===========                 ===========

  See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                         UNITED STATES EXPLORATION, INC.
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


                                              --Historical--
                                               United States
                                               Exploration,     Pro Forma
                                                   Inc         Adjustments       Pro Forma
REVENUES
Sale of purchased gas                         $   661,905    $  (211,291)   B    $   450,614
Sale of Company produced
 oil and gas                                    2,471,693       (529,922)   B      1,941,771
Contracting, drilling and oil
 field supplies                                    34,406             --              34,406
                                              -----------    -----------         -----------
                                               3,168,004        (741,213)          2,426,791
COSTS AND EXPENSES
Gas acquisition costs                             335,868       (247,283)   B         88,585
Gas transportation costs                          433,060        (51,324)   B        381,736
Production costs - oil and gas                  1,646,096       (631,077)   B      1,015,019
Depreciation, depletion and
  amortization                                  1,254,106       (172,117)   B      1,081,989
General and administrative                      1,485,507        (17,077)   B      1,468,430
Provision for impairment
 of assets                                        145,000             --             145,000
                                              -----------    -----------         -----------
                                                5,299,637     (1,118,878)          4,180,759
Loss from operations                           (2,131,633)      (377,665)         (1,753,968)

OTHER INCOME (EXPENSE)
Interest income                                   301,095         34,218    C        335,198
                                                                    (115)   B
Interest expense                                 (853,201)            95    B       (800,922)
                                                                  52,184    D
Other                                               (1985)        (3,916)   B         (5,901)
                                              -----------    -----------         -----------
                                                 (554,091)        82,466            (471,625)
                                              -----------    -----------         -----------
NET LOSS                                       (2,685,724)      (460,131)         (2,225,593)
Preferred stock dividends
 applicable to period                            (985,353)            --            (985,353)
                                              -----------    -----------         -----------
Net loss applicable to common
 stockholders                                 $(3,671,077)   $  (460,131)        $(3,210,946)
                                              ===========    ===========         ===========
Basic and Diluted Loss per
 common share                                 $      (.33)                       $      (.29)
                                              ===========                        ===========
Weighted average common
 shares outstanding                            11,015,848                         11,015,848
                                              ===========                        ===========


  See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                         UNITED STATES EXPLORATION, INC.
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED DECEMBER 31, 1997


                                            --Historical--
                                             United States
                                             Exploration,           Pro Forma
                                                 Inc.              Adjustments                   Pro Forma
REVENUES
Sale of purchased gas                       $    950,369          $  (314,524)        B       $     635,845
Sale of Company produced
 oil and gas                                   1,974,033             (964,279)        B           1,009,754
Contracting, drilling and oil
 field supplies                                  110,183              (84,164)        B              26,019
                                            ------------          -----------                 -------------
                                               3,034,585           (1,362,967)                    1,671,618
COSTS AND EXPENSES
Gas acquisition costs                            673,831             (111,718)        B             562,113
Gas transportation costs                         416,921              (45,166)        B             371,755
Production costs - oil and gas                 1,337,789             (982,555)        B             355,234
Depreciation, depletion and
  amortization                                 1,765,475           (1,100,247)        B             665,228
Provision for impairment
 of assets                                     6,320,401           (2,087,734)        B           4,232,667
General and administrative                       841,193              (19,396)        B             821,797
                                            ------------          -----------                 -------------
                                              11,355,610           (4,346,816)                    7,008,794
Loss from operations                          (8,321,025)          (2,983,849)                   (5,337,176)

OTHER INCOME (EXPENSE)
Interest income                                  677,488               68,437         C             745,925
Interest expense                                  (2,092)               1,579         B                (513)
Other                                             60,826              (28,169)        B              32,657
                                            ------------          -----------                 -------------
                                                 736,222               41,847                       778,069
                                            ------------          -----------                 -------------
NET LOSS                                      (7,584,803)          (3,025,696)                   (4,559,107)
Preferred stock dividends
 applicable to period                         (1,421,226)                  --                    (1,421,226)
Net loss applicable to common
 stockholders                                $(9,006,029)         $(3,025,696)                  $(5,980,333)
                                             ===========          ===========                   ===========
Basic and Diluted Loss per
 common share                                $     (1.05)                                       $      (.70)
                                             ===========                                        ===========
Weighted average common
 shares outstanding                            8,487,667                                          8,487,667
                                             ===========                                        ===========

  See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                         UNITED STATES EXPLORATION, INC.

                     Notes to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements

1.       GENERAL

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements reflect the historical financial position and results of operations of United States Exploration, Inc. (the "Company") adjusted to give effect to the disposition effective as of December 1998 of three subsidiaries of the Company being Pacific Osage, Inc., ("Pacific"), Performance Petroleum Corporation ("Performance") and United States Gas Gathering Co., Inc. ("USGG") and the application of the net proceeds therefrom. Oil and gas properties owned by Performance and located in Logan, Noble and Kay Counties, Oklahoma were transferred to the Company before the sale of Performance. The significant assets owned by Performance, Pacific and USGG consisted of approximately 100 marginal stripper wells in Osage County, Oklahoma and interests in two gathering systems associated with those wells. The Unaudited Pro Forma Condensed Consolidated Financial Statements are based on the historical financial statements of the Company and the separate books and records of each subsidiary which was sold.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 assumes the disposition of the subsidiaries and the use of the proceeds to pay down bank debt had been completed on that date. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1998 and the nine months ended December 31, 1997 have been prepared assuming the disposition of the subsidiaries had been completed at the beginning of the periods presented.

The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or the Company's financial position or results of operations for any future date or period. These Unaudited Pro Forma Condensed Consolidated Financial Statements and notes thereto should be read in conjunction with the Company's historical financial statements and the notes thereto.

2.       PRO FORMA ADJUSTMENTS

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements reflect the following pro forma adjustments related to the disposition of the three subsidiaries.

         (A) Record cost of the assets and liabilities of the three subsidiaries sold, the use of the $1,825,000 in proceeds to pay down bank debt and the adjustment to the Company's oil and gas property and equipment full cost pool. Based upon the Company's preliminary January

         1, 1999 reserve study, it is expected that the estimated $200,000 pro forma adjustment to the Company's oil and gas property and equipment full cost pool will be substantially reduced by December 31, 1998 due to depletion, depreciation and amortization in the fourth quarter of 1998.

                                                                              Total Pro Forma
                                                                                Adjustments
Assets Disposed of
         Cash                                                                  $       7,391
         Other Current Assets                                                        133,406
         Oil and Gas Properties and Equipment                                      1,320,783
         Natural gas gathering system and other                                      650,391
                                                                               -------------
                                                                                   2,111,971
Less liabilities disposed of                                                          86,971
                                                                               -------------
         Net assets disposed of                                                $   2,025,000
                                                                               =============

Cash Proceeds applied to bank debt                                                 1,825,000

Loss on sale charged to the Company's oil and gas property and equipment full cost pool which is expected to be expensed as additional depletion,
depreciation and amortization in the fourth quarter of 1998                          200,000
                                                                               -------------
                                                                               $   2,025,000
                                                                               =============

         (B) Remove revenues and expenses of the properties sold.

         (C) Record interest income related to the receipt of the $1,825,000 in proceeds at an estimated rate of 5% per annum for the period April 1, 1997 through December 31, 1997.

         (D) Record interest income related to the receipt of the $1,825,000 in proceeds at an estimated rate of 5% per annum for the period January 1, 1998 through May 15, 1998 and record a reduction of interest expense related to the $1,825,000 in proceeds at 7.625% per annum for the period May 16, 1998 through September 30, 1998.

                                    SIGNATURE


         Pursuant to the requirement of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                           UNITED STATES EXPLORATION, INC.


Date: March 18, 1999                       By: /s/ F. Michael Murphy
                                               ---------------------------------
                                               F. Michael Murphy, Vice President

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